                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2002





                        Boston Communications Group, Inc.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

          Massachusetts                     0-28432                     04-3026859
-------------------------------      ------------------          ------------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer Identification
         incorporation)                                                    No.)


   100 Sylvan Road, Suite 100
           Woburn, MA                                                    01801
-------------------------------                                  -----------------------
(Address of principal executive                                       (Zip Code)
            offices)

       Registrant's telephone number, including area code: (781) 904-5000
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On October 31, 2002, BCGI Billing Services, Inc., a Delaware corporation and wholly-owned subsidiary of Boston Communications Group, Inc., a Massachusetts corporation, acquired substantially all of the assets and assumed certain liabilities of Infotech Solutions Corporation (ISC), a Maine corporation.

This Current Report on Form 8-K/A of Boston Communications Group, Inc. (bcgi) amends the Current Report on Form 8-K of bcgi dated November 14, 2002 to include
(i) as required by Item 7(a) Financial Statements of Businesses Acquired, financial statements of ISC as of December 31, 2001 and for the year then ended and the unaudited interim financial statements of ISC as of September 30, 2002 and for the nine months then ended and (ii) as required by Item 7(b) Pro Forma Financial Information, unaudited pro forma combined condensed financial statements of bcgi as of September 30, 2002 and for the nine months then ended and the year ended December 31, 2001 giving effect to the ISC transaction.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   Financial Statement of Businesses Acquired.

              ISC financial statements for the year ended December 31, 2001 (attached as Exhibit 99.1).

              ISC financial statements for the nine months ended September 30, 2002 and 2001 (attached as Exhibit 99.2).

        (b)   Pro Forma Financial Information.

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                      OF BOSTON COMMUNICATIONS GROUP, INC.

The following Unaudited Pro Forma Condensed Balance Sheet of bcgi as of September 30, 2002 and the Unaudited Pro Forma Condensed Statements of Operations of bcgi for the nine months ended September 30, 2002 and the year ended December 31, 2001 give effect to the bcgi acquisition of ISC. The pro forma financial statements account for the transaction under the purchase method of accounting.

The Unaudited Pro Forma Combined Condensed Balance Sheet assumes the acquisition of ISC occurred on September 30, 2002. The Unaudited Pro Forma Combined Condensed Statements of Operations assume the acquisition of ISC occurred on January 1, 2001. The unaudited pro forma financial data is based on the historical consolidated financial statements of bcgi and the historical combined financial statements of ISC under the assumptions and adjustments set forth in the accompanying explanatory notes.

For purposes of developing the Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2002, ISC's assets, including identifiable intangible assets, and liabilities have been recorded at their estimated fair values and the excess purchase price has been assigned to goodwill. The fair values assigned in these pro forma financial statements are preliminary and represent management's best estimate of current fair value which are subject to revision. Management currently knows of no events or circumstances other than those disclosed in these pro forma notes that would require a material change to the preliminary purchase price allocation. However, a final determination of required purchase accounting adjustments will be made upon the completion of a study undertaken by bcgi in conjunction with independent appraisers to determine the fair value of certain of ISC `s assets, including identifiable intangible assets and liabilities. The actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein due to a variety of factors, including access to additional information, changes in value not currently identified and changes in operating results between the dates of the pro forma financial data and the date of the ISC acquisition.

On October 31, 2002, bcgi acquired the assets of ISC, a privately held provider of billing software solutions for the wireless marketplace. bcgi paid $3.5 million in cash to acquire substantially all of the assets and certain liabilities of Infotech Solutions. Additional contingent cash consideration of up to $3.5 million may be paid to Infotech Solutions, based on attaining certain defined annual revenues targets from 2003 through 2005.

Subsequent to the adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," (SFAS 142) on January 1, 2002, goodwill is no longer amortized. bcgi incurred amortization expense of $ 606,000 associated with goodwill for the year ended December 31, 2001. The historical consolidated financial statements of bcgi included in the Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2001 include the amortization expense, which has not been eliminated in the pro forma adjustments. An increase or decrease in goodwill as a result of a change in the allocation of fair value through the appraisal process would not affect bcgi's future results of operations other than in periods in which bcgi may recognize an impairment charge. A change in the recorded value of these intangible assets could increase or decrease the likelihood that bcgi will recognize an impairment charge related to these intangible assets at some time in the future.

Among the provisions of Statement of Financial Accounting Standards No.141, "Business Combinations," new criteria have been established for determining whether intangible assets should be recognized separately from goodwill. SFAS 142, "Goodwill and Other Intangible Assets," provides, among other guidelines, that goodwill and intangible assets with indefinite lives will not be amortized, but rather will be tested for impairment on at least an annual basis.

Management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma financial data. The unaudited pro forma financial data may not be indicative of the financial position or results that would have occurred if the ISC acquisition had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial data should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto for bcgi.

The unaudited pro forma financial data should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto for bcgi, and the the historical financial statements and accompanying notes thereto for ISC included herein as exhibits to this Current Report on From 8-K/A.

                        BOSTON COMMUNICATIONS GROUP, INC.
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                 (in thousands)

  ASSETS                                                      Historical     Historical         Pro Forma      Pro Forma
                                                               bcgi (a)        ISC (a)         Adjustments        bcgi
                                                              ---------      ---------         -----------     ---------
Current assets:
Cash and short-term investments                               $  54,119      $     322         $(c)(4,056)     $  50,385
Accounts receivable, net                                         12,903            425                            13,328
Inventory                                                           845                                              845
Prepaid expenses and other assets                                 1,286             41                             1,327
Deferred income taxes                                             1,385                                            1,385
                                                              ---------      ---------          ---------      ---------
     Total current assets                                        70,538            788             (4,056)        67,270


Property and equipment, net                                      41,837            401                            42,238

Intangible and other assets                                         208                         (c) 1,200          1,408
                                                                                                ---------
Goodwill                                                          1,630                         (c) 2,116          3,746
                                                              ---------      ---------          ---------      ---------
     Total assets                                               114,213          1,189               (740)       114,662
                                                              =========      =========          =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable, accrued expenses and deferred
  revenue                                                        13,756            574           (b) (125)        14,205
                                                              ---------      ---------          ---------      ---------
     Total current liabilities                                   13,756            574               (125)        14,205

Deferred income taxes                                             3,040                                            3,040

Shareholders' equity:
Common stock and additional paid-in capital                      98,236                                           98,236
Accumulated deficit                                                (819)                                            (819)
Book value of purchased assets                                        -            615               (615)             -
                                                              ---------      ---------          ---------      ---------
Total shareholders' equity                                       97,417            615               (615)        97,417
                                                              ---------      ---------          ---------      ---------
Total liabilities and shareholders' equity                    $ 114,213      $   1,189          $    (740)     $ 114,662
                                                              =========      =========          =========      =========

(a) These columns reflect the historical statements of operations of the respective companies.
(b)  Payoff of capital leases at purchase date.
(c) This entry reflects the preliminary allocation of the purchase price to identifiable net assets acquired and the excess purchase price to goodwill (in thousands):

      Purchase price                                   $  3,562
      Acquisition costs                                     369
      Lease payoff                                          125
                                                       --------
      Total price paid                                    4,056

      Less:
      Cash                                                 (322)
      Accounts receivable, net                             (425)
      Property and equipment                               (401)
      Prepaid expenses                                      (41)
      Accrued expenses and deferred revenue                 449

      Identifiable Intangibles:
               Technology                                (1,000)
               Customer contracts                          (200)
                                                       --------
      Goodwill                                         $  2,116
                                                       ========

                        BOSTON COMMUNICATIONS GROUP, INC.
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                 (in thousands)

The Unaudited Pro Forma Combined Condensed Statements of Operations assume the acquisition occurred on January 1, 2001. The unaudited pro forma financial data is based on the historical consolidated financial statements of bcgi and the historical financial statements of ISC. The pro forma financial information includes adjustments for amortization of intangibles that resulted from the purchase and income taxes.

                                                                                                             Pro            Pro
                                                                        Historical       Historical         Forma          Forma
                                                                          bcgi (a)         ISC (a)       Adjustments       bcgi
                                                                          --------         -------       -----------       ----
Revenues:
         Billing and transaction processing services                     $ 48,746          $  4,041                      $ 52,787
         Roaming services                                                  11,670                                          11,670
         Prepaid systems                                                    5,867                                           5,867
                                                                         --------          --------        --------      --------
                                                                           66,283             4,041                        70,324
Expenses:
         Cost of billing and transaction processing                        15,065             1,069                        16,134
             services
         Cost of roaming services revenues                                 10,026                                          10,026
         Cost of billing and transaction processing
             services  - special charge                                     3,629                                           3,629
         Cost of prepaid systems revenues                                   2,846                                           2,846
         Cost of prepaid systems revenues - special charge                    147                                             147
         Engineering, research and development                              7,974               811                         8,785
         Sales and marketing                                                4,383               854                         5,237
         General and administrative                                         6,083               611                         6,694
         General and administrative - special charge                          111                                             111
         Depreciation and amortization                                     15,882               299          (b)400        16,581
         Impairment of long-lived assets                                      280                 -               -           280
                                                                         --------          --------        --------      --------
                                                                           66,426             3,644             400        70,470
                                                                         --------          --------        --------      --------
Operating income (loss)                                                      (143)              397            (400)         (146)
Interest income                                                             2,393                 3                         2,396
Other expense - special charge                                               (894)                -               -          (894)
                                                                         --------          --------        --------      --------
Income before income taxes                                                  1,356               400            (400)        1,356
Provision for income taxes                                                    540                 -               -           540
                                                                         --------          --------        --------      --------
Net income                                                               $    816          $    400        $   (400)     $    816
                                                                         ========          ========        ========      ========

Basic Income Per Share:
-----------------------
Net income per common share                                              $   0.05                                        $   0.05
                                                                         ========                                        ========
Shares used in computing basic net income per
common share                                                               17,092                                          17,092
                                                                         ========                                        ========
Diluted Income Per Share:
-------------------------
Net income per common share                                              $   0.05                                        $   0.05
                                                                         ========                                        ========
Shares used in computing diluted net income per
common share                                                               17,737                                          17,737
                                                                         ========                                        ========

                        BOSTON COMMUNICATIONS GROUP, INC.
          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF
                                   OPERATIONS

     (a) These columns reflect the historical statements of operations of the respective companies.

     (b) This adjustment reflects the estimated additional amortization to be recorded based on the preliminary allocation of assets and appraisal of fair value of technology and customer contracts.

                        BOSTON COMMUNICATIONS GROUP, INC.
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                    (in thousands, except per share amounts)

The unaudited pro forma financial data is based on the historical consolidated financial statements of bcgi and the historical financial statements of ISC. The pro forma financial information includes adjustments for amortization of intangibles that resulted from the purchase and income taxes.

                                                                                                             Pro            Pro
                                                                    Historical         Historical           Forma          Forma
                                                                     bcgi (a)            ISC (a)         Adjustments       bcgi
                                                                     --------            -------         -----------       ----
Revenues:
         Billing and transaction processing services                 $ 40,982           $ 2,856                          $ 43,838
         Roaming services                                               5,017                                               5,017
         Prepaid systems                                                3,741                 -                             3,741
                                                                     --------           -------                             -----
                                                                       49,740             2,856                            52,596
Expenses:
         Cost of billing and transaction processing
                 services                                              12,095             1,109                            13,204
         Cost of roaming services revenues                              4,715                                               4,715
         Cost of billing and transaction processing
                 services - special charge                              3,297                                               3,297
         Cost of prepaid systems revenues                               1,735                                               1,735
         Engineering, research and development                          6,363               680                             7,043
         Sales and marketing                                            3,082               526                             3,608
         General and administrative                                     4,374               442                             4,816
Depreciation and amortization                                          12,876               174             (b) 300        13,350
                                                                     --------           -------           ---------      --------
                                                                       48,537             2,931                 300        51,768
                                                                     --------           -------           ---------      --------
Operating income                                                        1,203               (75)               (300)          826
Interest income (expense)                                               1,214                (5)                  -         1,209
                                                                     --------           -------           ---------      --------
Income before income taxes                                              2,417               (80)               (300)        2,035
Provision (benefit) for income taxes                                      966                 -            (c) (120)          846
                                                                     --------           -------           ---------      --------
Net income                                                           $  1,451           $   (80)          $    (180)     $  1,189
                                                                     ========           =======           =========      ========

Basic Income Per Share:
-----------------------
Net income per common share                                          $   0.08                                            $   0.07
                                                                     ========                                            ========
Shares used in computing basic net income per common
share                                                                  17,100                                              17,100
                                                                     ========                                            ========
Diluted Income Per Share:
-------------------------
Net income per common share                                          $   0.08                                            $   0.07
                                                                     ========                                            ========
Shares used in computing diluted net income per common
share                                                                  17,499                                              17,499
                                                                     ========                                            ========

                        BOSTON COMMUNICATIONS GROUP, INC.
          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF
                                   OPERATIONS


     (a) These columns reflect the historical statements of operations of the respective companies.

     (b) This adjustment reflects the estimated additional amortization to be recorded based on the preliminary allocation of assets and appraisal of fair value of technology and customer contracts.

     (c) This adjustment reflects the income taxes associated with the combined entity using bcgi's effective tax rate of 40% since ISC is an S Corporation not subject to taxes.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2003                   BOSTON COMMUNICATIONS
                                                GROUP, INC.

                                                By:   /s/ Karen A. Walker
                                                      -----------------------
                                                      Karen A. Walker
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                 Exhibit
-----------                 -------

23.1 Consent of Berry, Dunn, McNeil & Parker with respect to Infotech Solutions Corporation.

                            Audited Financial Statements of Infotech Solutions
99.1                        Corporation for the Year Ended December 31, 2001.

                            Unaudited Financial Statements of Infotech Solutions
99.2                        Corporation for the Nine Months Ended September 30,
                            2002 and 2001.